BLACKROCK ETF TRUST

iShares Large Cap Growth Active ETF

(the “Fund”)

Supplement dated November 19, 2025 (the “Supplement”) to the Fund’s Summary Prospectus and

Prospectus, each dated August 28, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Sally Du, CFA, and Reid Menge (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Du and Mr. Menge have been Portfolio Managers of the Fund since November 2025.

The section of the Prospectus entitled “More Information About the Fund — Investment Process” is deleted in its entirety and replaced with the following:

Investment Process. Fund management seeks to identify long-term, structural investment themes that are reshaping the global economy. Within these themes, management looks to invest in fundamentally sound companies that have above-average return potential based on factors such as revenue and earnings growth, estimate revisions, profitability and relative value. The factors and the weight assigned to a factor may change depending on market conditions. The disciplined investment process uses bottom-up stock selection as the primary driver of returns, while incorporating quantitative tools to enhance decision-making. The Fund emphasizes large companies that exhibit above-average growth and accelerating earnings.

When constructing the portfolio, the Fund uses a quantitative, optimization-assisted process that considers the risk and factor profile of individual securities. This supports the portfolio managers in the construction of a portfolio that expresses the highest conviction stock-specific views while mitigating style and macro exposure.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Sally Du, CFA, and Reid Menge are jointly and primarily responsible for the day-to-day management of the Fund.

Sally Du has been with BlackRock since 2007. Ms. Du has been employed by BFA or its affiliates as a portfolio manager since 2021 and has been a Portfolio Manager of the Fund since November 2025.

Reid Menge has been with BlackRock since 2014. Mr. Menge has been employed by BFA or its affiliates as a portfolio manager since 2020 and has been a Portfolio Manager of the Fund since November 2025.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund

Shareholders should retain this Supplement for future reference.